UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2026
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Grindr Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 001-39714
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Delaware	92-1079067
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

PO Box 69176, Suite RE 1400 750 N. San Vicente Blvd. West Hollywood, California	90069
(Address of Principal Executive Offices)	(Zip Code)
(310) 776-6680
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08    Shareholder Director Nominations.
Annual Meeting of Stockholders
The Board of Directors (the “Board”) of Grindr Inc. (the “Company”) has established Tuesday, June 2, 2026 at 8:00 a.m., Eastern time, as the date and time for the 2026 Annual Meeting of Stockholders of the Company (the “2026 Annual Meeting”), to be held virtually via webcast. The record date of the 2026 Annual Meeting will be set forth in the Company’s proxy statement for the 2026 Annual Meeting (the “2026 Proxy Statement”) to be filed with the Securities and Exchange Commission (the “SEC”).
Stockholder Proposals and Nomination of Directors
Since the date of the 2026 Annual Meeting has advanced more than 30 days prior to the anniversary date of the Company’s last annual meeting of stockholders on July 30, 2025 (the “2025 Annual Meeting”), the Company is hereby informing its stockholders of the 2026 Annual Meeting date and providing information on the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations.
For stockholders of the Company who desire to submit a proposal for consideration at the 2026 Annual Meeting and wish to have such proposal included in the 2026 Proxy Statement, the Company has not changed the deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To have been considered timely, the proposal must have been received at the Company’s principal executive offices no later than February 20, 2026, as disclosed in the Company’s proxy statement for the 2025 Annual Meeting.
If a stockholder of the Company intends to nominate a person for election to the Board at the 2026 Annual Meeting or intends to submit a proposal regarding any other matter of business at the 2026 Annual Meeting, but does not intend for such proposal to be included in the 2026 Proxy Statement, notice of any such nominations or other business meeting all of the requirements set forth in the Company’s bylaws must be received by the Company’s Secretary by the close of business on March 6, 2026, which is the tenth calendar day following the public announcement of the date of the 2026 Annual Meeting. Any notice should be delivered to Grindr Inc., PO Box 69176, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California 90069, Attn: Secretary. Any such notice must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC, and the Company’s bylaws, as applicable. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by March 6, 2026.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted in inline XBRL (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2026

GRINDR INC.

By:

/s/ Zachary Katz
Zachary Katz
Chief Legal Officer & Head of Global Affairs